SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 26, 2004
(Date of earliest event reported)

Commission File No. 333-108551


                        Asset Backed Funding Corporation
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       Delaware                                         75-2533468
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


214 North Tryon Street
Charlotte, North Carolina                                     28255
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Address of principal executive offices                     (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events
           ------------

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------
(99)                                            Computational Materials,
                                                Structural Term Sheets and
                                                Collateral Term Sheets prepared
                                                by Banc of America Securities
                                                LLC in connection with C-BASS
                                                Mortgage Loan Asset-Backed
                                                Certificates, Series 2004-CB5

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ASSET BACKED FUNDING CORPORATION


July 26, 2004

                                 By:        /s/ Juanita L. Deane-Warner
                                            ------------------------------------
                                 Name:      Juanita L. Deane-Warner
                                 Title:     Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                               Paper (P) or
Exhibit No.        Description                                 Electronic (E)
-----------        -----------                                 --------------
(99)               Computational Materials, Structural               E
                   Term Sheets and Collateral Term
                   Sheets prepared by Banc of America
                   Securities LLC in connection with C-BASS
                   Mortgage Loan Asset-Backed Certificates,
                   Series 2004-CB5